SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    Form 8-K

                                 Current Report
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 21, 1997

                    INTERDIGITAL COMMUNICATIONS CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

          PENNSYLVANIA                  1-11152              23-1882087
(State or Other Jurisdiction of       (Commission           (I.R.S. Employer
 Incorporation or Organization)       file number)       Identification Number)


           781 Third Avenue, King of Prussia, Pennsylvania 19406-1409
                    (Address of principal executive offices)

                                 (610) 878-7800
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

     InterDigital Communications Corporation announced today that a date has been set for the oral arguments in the appeal of the patent infringement suit involving Motorola, Inc. and InterDigital's subsidiary, InterDigital Technology Corporation. Both parties' appeals will be argued on January 30, 1997 before a three judge panel of the U.S. Court of Appeals for the Federal Circuit.

     The hearing will take place on the campus of the University of California at Berkeley as part of the court's program to bring a range of cases to law schools in the United States.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authoized.



                                    INTERDIGITAL COMMUNICATIONS CORPORATION

Date: January 21, 1997              By: /s/ Gregory E. Webb
                                       ----------------------------------------
                                       Gregory E. Webb
                                       Chief Executive Officer